UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 29, 2008
M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; and
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN
                   OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Approval of the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan.
At the 2008 Annual Meeting of Shareowners (the “Annual Meeting”) of M.D.C. Holdings, Inc. (the “Company”) held on April 29, 2008, the Company’s shareowners approved the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan (the “Amended Performance-Based Plan”).
The purpose of the Amended Performance-Based Plan is to create a financial incentive for senior executives to meet or exceed either of two financial performance targets: (1) an adjusted pre-tax return on the preceding year-end average stockholders’ equity of 10% or more (the “Stockholders’ Equity Goal”) and (2) identified performance objectives determined annually by the Compensation Committee based upon one or more of the criteria set forth in the Amended Performance-Based Plan (the “Performance Goal”). Payments under the Amended Performance-Based Plan are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and to be deductible by the Company for federal income tax purposes. Two executive officers, Larry A. Mizel and David D. Mandarich, are eligible to receive awards under the Amended Performance-Based Plan.
If the Stockholders’ Equity Goal is met for a fiscal year, the award payable to eligible executives will be equal to the sum of the following percentages:
•	one and five-tenths percent (1.5%) of the Stockholders’ Equity Goal; and

•	three percent (3.0%) of the amount by which the Company's adjusted pre-tax income exceeds 10% of stockholders’ equity.
Any amounts to be paid pursuant to the Stockholders’ Equity Goal may be payable, in the Compensation Committee’s sole discretion, in cash, common stock or a combination of both, provided that no more than twenty percent (20%) is payable in common stock. The maximum number of shares of common stock available for issuance pursuant to the Stockholders’ Equity Goal is 1,000,000 and the maximum number of such shares that may be issued to any one person is 1,000,000.
If the Performance Goal is met for a fiscal year, the fixed award payable to eligible executives will be the following:
•	$2,500,000; and

•	60,000 shares of restricted common stock of the Company, issued under the Company’s 2001 Equity Incentive Plan, in which the eligible executive will vest 33-1/3% of the shares per year over three (3) years, commencing on the third anniversary of the date of the award.
If both the Performance Goal and the Stockholders’ Equity Goal are met for a fiscal year, the eligible executive will receive the greater award, but not both. The amended Performance-Based Plan is administered by the Compensation Committee in accordance with Section 162(m). Subject to the requirements of Section 162(m), the amended Performance-Based Plan may be terminated or amended at any time by the Compensation Committee. The Amended Performance-Based Plan is effective for fiscal years beginning after December 31, 2007.
The Amended Performance-Based Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2008. A copy of the Amended Performance-Based Plan is filed as Exhibit 10.1 to this report.
Approval of a Plan Amendment to Authorize Stock Option Repricing and an Exchange Program to Reprice Stock Options Held by Non-Executive Officer Employees
At the Annual Meeting, the Company’s shareowners also approved an amendment (the “Employee Plan Amendment”) to the 2001 Equity Incentive Plan (the “Employee Plan”) to authorize the repricing of employee stock options and to implement a stock option exchange program (the “Exchange Program”) to reprice certain stock options held by employees of the Company and its subsidiaries as of the date of the Annual Meeting (such employees being referenced as the “current employees”). The Employee Plan Amendment authorizes the repricing of employee stock options and authorizes the Exchange Program.
Under the terms of the Exchange Program, outstanding non-qualified stock options issued under the Employee Plan held by current employees that are underwater (i.e., an option that has an exercise price higher than the closing price of the Common Stock on the New York Stock Exchange on the date of the Annual Meeting) are repriced such that the exercise price of each option will be the closing price of the Common Stock on the date of the Annual Meeting. Only the exercise price of the options will change. No other terms of the options will change.
The Employee Plan Amendment is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2008. A copy of the Employee Plan Amendment (Second Amendment to the M.D.C. Holdings, Inc. 2001 Equity Incentive Plan) is filed as Exhibit 10.2 to this report.
As announced by the Company on a Schedule 14A filed with the SEC on April 23, 2008, the executive officers of the Company have undertaken not to participate in the Exchange Program and the Compensation Committee has undertaken to not reprice stock options granted under the Employee Plan that are held by the Company’s executive officers.
A copy of the Third Amendment to the M.D.C. Holdings, Inc. 2001 Equity Incentive Plan, implementing these undertakings, is filed as Exhibit 10.3 to this report.
ITEM 8.01 OTHER EVENTS
The following are the results of the voting of shareowners at the Company’s Annual Meeting held on April 29, 2008:
A total of 42,353,233 shares out of the 46,343,377 shares outstanding and entitled to vote were represented in person or by proxy at the Annual Meeting.
Proposal One – Election of Directors
The following members of the Board of Directors were elected as Class II Directors for three-year terms expiring in 2011:

	Votes For	Votes Withheld
William B. Kemper	39,166,218	3,187,015
David D. Mandarich	42,145,527	207,706
David E. Blackford and Steven J. Borick continue as Class III directors with terms expiring in 2009. Michael A. Berman, Herbert T. Buchwald and Larry A. Mizel continue as Class I directors with terms expiring in 2010.
Proposal Two – To Approve the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,264,723	13,472,459	20,518	5,595,533
Abstentions had the same effect as a vote against the proposal, while broker non-votes had no legal effect. Accordingly, the proposal passed by 63% of the votes cast. In addition, the total votes cast on this proposal represented over 50% in interest of all shares entitled to vote on this proposal.
Proposal Three – To Approve a Plan Amendment to Authorize Stock Option Repricing and an Exchange Program to Reprice Stock Options Held by Non-Executive Officer Employees

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,909,524	12,869,331	978,845	5,595,533

Abstentions had the same effect as a vote against the proposal, while broker non-votes had no legal effect. Accordingly, the proposal passed by 62% of the votes cast. In addition, the total votes cast on this proposal represented over 50% in interest of all shares entitled to vote on this proposal.
Proposal Four – Withdrawn
Proposal Five – To Vote on a Shareowner Proposal Concerning Establishment of a New Compliance Committee and Review of Regulatory, Litigation and Compliance Risks

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,171,892	35,523,419	62,389	5,595,333
Abstentions had the same effect as a vote against the proposal, while broker non-votes had no legal effect. Accordingly, the proposal was rejected by 97% of the votes cast.
Proposal Six – To Approve the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2008 Fiscal Year

Votes For	Votes Against	Abstentions
42,237,185	86,903	29,145
Abstentions had the same effect as a vote against the proposal, while broker non-votes had no legal effect. Accordingly, the proposal passed by 99% of the votes cast.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Amended Executive Officer Performance-Based Compensation Plan.

Exhibit 10.2	Second Amendment to M.D.C. Holdings, Inc. 2001 Equity Incentive Plan

Exhibit 10.3	Third Amendment to M.D.C. Holdings, Inc. 2001 Equity Incentive Plan
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: May 1, 2008	By:	/s/ Joseph H. Fretz Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Amended Executive Officer Performance-Based Compensation Plan

Exhibit 10.2	Second Amendment to M.D.C. Holdings, Inc. 2001 Equity Incentive Plan

Exhibit 10.3	Third Amendment to M.D.C. Holdings, Inc. 2001 Equity Incentive Plan

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